                                                                    EXHIBIT 25.1
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

               800 Nicollet Mall
             Minneapolis, Minnesota                              55402
    ----------------------------------------                   ----------
    (Address of principal executive offices)                   (Zip Code)


                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)

                               STATS ChipPAC Ltd.
                     (Issuer with respect to the Securities)

                      Republic of Singapore                                               Not Applicable
 --------------------------------------------------------------                 -----------------------------------
 (State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

                   10 Ang Mo Kio Street 65
                     #05-17/20 Techpoint
                          Singapore                                                            569059
         ----------------------------------------                                             ----------
         (Address of Principal Executive Offices)                                             (Zip Code)

                           7.5% SENIOR NOTES DUE 2010
                    GUARANTEES OF 7.5% SENIOR NOTES DUE 2010
                       (TITLE OF THE INDENTURE SECURITIES)

                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

            b)   Whether it is authorized to exercise corporate trust powers.

                        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.   A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.   A copy of the existing bylaws of the Trustee.*

            5.   A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of March 31, 2005 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


             * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 23rd of August, 2005.


                                         By:  /s/ Richard Prokosch
                                              ----------------------------------
                                              Richard Prokosch
                                              Vice President




By:  /s/ Benjamin J. Krueger
     --------------------------------
     Benjamin J. Krueger
     Assistant Vice President

                                    EXHIBIT 6
                                    ---------
                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  August 23, 2005


                                         By:  /s/ Richard Prokosch
                                              ----------------------------------
                                              Richard Prokosch
                                              Vice President




By:  /s/ Benjamin J. Krueger
     --------------------------------
     Benjamin J. Krueger
     Assistant Vice President

                                    EXHIBIT 7
                                    ---------
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2005

                                    ($000's)

                                                                  3/31/2005
                                                                ------------
ASSETS
     Cash and Due From Depository Institutions                  $  8,894,661
     Federal Reserve Stock                                                 0
     Securities                                                   42,846,194
     Federal Funds                                                 2,861,316
     Loans & Lease Financing Receivables                         122,284,459
     Fixed Assets                                                  1,780,370
     Intangible Assets                                            10,263,150
     Other Assets                                                  8,917,028
                                                                ------------
         TOTAL ASSETS                                           $197,847,178

LIABILITIES
     Deposits                                                   $126,268,324
     Fed Funds                                                    10,290,860
     Treasury Demand Notes                                                 0
     Trading Liabilities                                             144,277
     Other Borrowed Money                                         27,701,315
     Acceptances                                                      91,307
     Subordinated Notes and Debentures                             6,814,193
     Other Liabilities                                             6,028,535
                                                                ------------
         TOTAL LIABILITIES                                      $177,338,811

EQUITY
     Minority Interest in Subsidiaries                          $  1,022,821
     Common and Preferred Stock                                       18,200
     Surplus                                                      11,792,288
     Undivided Profits                                             7,675,058
                                                                ------------
         TOTAL EQUITY CAPITAL                                   $ 20,508,367

TOTAL LIABILITIES AND EQUITY CAPITAL                            $197,847,178

________________________________________________________________________________
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Richard Prokosch
     --------------------------------
     Vice President

Date: August 23, 2005